Deloitte & Touche LLP Harborside Plaza 10 Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

U.S. Auto Sales, Inc.

2875 University Parkway
Lawrenceville, Georgia 30046

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of U.S. Auto Funding Trust 2022-1. U.S. Auto Sales, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Credit Suisse Securities (USA) LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 16, 2022, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of April 30, 2022 with respect 48,076 automobile receivables (the “Statistical Data File”).

At your instruction, we randomly selected 200 automobile receivables from the Statistical Data File (the “Sample Receivables”) and performed certain comparisons and recomputations for each of the Sample Receivables relating to the receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.      Vehicle identification number (“VIN”)

2.      Sales date

3.      Original amount financed

4.      Original term to maturity (months)

5.      Annual percentage rate (“APR”)

6.      Original monthly P&I payment

7.      Payment frequency

8. Vehicle make 9. Vehicle model 10. Model year 11. Borrower state/province of origination 12. Days delinquent 13. FICO score 14. Model score

We compared Characteristics 1. through 10. to the corresponding information set forth on or derived from the Installment Sales Contract or to the Modification Agreement (collectively, the “Contract” and to the Company’s servicing system (the “Servicing System”).

We compared Characteristics 11. and 12. to the corresponding information set forth on or derived from the Servicing System.

We compared Characteristic 13. to the corresponding information set forth on the “Credit Report.”

We compared Characteristic 14. to a query provided to us by the Company on June 1, 2022 from the Company’s underwriting system (the “Model Score Query”).

Further, we compared Characteristic 1. to the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of 1 month or less are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 5., differences of 0.01% are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 6., differences of $0.01 are deemed to be in “agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we observed or looked for the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a credit application (the “Credit Application”);

•	a Credit Report;

•	a Truth-in-Lending Disclosure Statement;

•	a Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or Personal Automobile Insurance Policy or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”); and

•	a model type of “used” set forth on the Contract and the Servicing System.

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Receivable Documents, except as described in Appendix A. Supplemental information is contained on Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the appropriateness for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 2, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 2, 2022.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in sales date.
2	Three differences in original amount financed.
3	Two differences in original monthly P&I payment.
4	Two instances in which we were not provided with the Agreement to Provide Insurance.
5	Two instances in which we were not provided with the Credit Application.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 2, 2022.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Contract
1	910113176	Sales date	01/10/2022	01/07/2022
2	910034410	Original amount financed	$20,361.00	$19,454.00
2	910106275	Original amount financed	$13,045.00	$12,745.00
3	910106275	Original monthly P&I payment	$368.75	$360.27
3	910113176	Original monthly P&I payment	$249.03	$249.31

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Servicing System
2	910034410	Original amount financed	$20,361.00	$19,454.00

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 2, 2022.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Items not verified
4	910101651	Existence of Agreement to Provide Insurance
4	910115051	Existence of Agreement to Provide Insurance
5	812001949	Existence of Credit Application
5	910049471	Existence of Credit Application

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.